UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 20, 2013

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-34404	75-0970548
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 W. WALL, SUITE 800 MIDLAND, TEXAS	79701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (432) 684-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 20, 2013, Dawson Geophysical Company (the “Company”) renewed and extended its revolving line of credit, as of June 1, 2013, by restating its existing loan agreement (the “Renewed Agreement”) with Western National Bank. Under the Renewed Agreement, the total amount available for the Company to borrow under the revolving facility remains $20.0 million, subject to a borrowing base calculation based on the Company’s then outstanding accounts receivable, as more fully described in the Renewed Agreement. As of the date of this filing, no amounts were outstanding under the revolving facility portion of the Renewed Agreement. The Company was also in compliance with all covenants, including specified ratios, in such Renewed Agreement as of June 20, 2013, and has the full revolving line of credit available for borrowing.

Beginning on July 1, 2013, revolving notes outstanding under the Renewed Agreement will accrue interest at an annual rate equal to either: (a) the 30-day London Interbank Offered Rate (“LIBOR”), plus two and one-quarter percent (2.25%), or (b) the Prime Rate, minus three-quarters percent (.75%) as the Company directs monthly, subject to an interest rate floor of four percent (4%), which, in each case, are the same interest rates applicable under the prior loan agreement. The covenants under the Renewed Agreement are substantially the same as they had been previously. The Company’s obligations under the Renewed Agreement are secured by a Security Agreement, dated June 2, 2013, covering the Company’s accounts receivable, equipment and related collateral.

All outstanding amounts owed under the revolving facility will become due and payable no later than maturity date of June 2, 2015, subject to acceleration upon the occurrence of events of default which the Company considers usual and customary for an agreement of this type, including failure to make payments under the loan agreement, non-performance of covenants and obligations or insolvency or bankruptcy (as described in the Renewed Agreement).

The Renewed Agreement did not change the amount outstanding, the terms or the maturity date of any of the existing term loans outstanding under the prior loan agreement, all of which were confirmed and brought under the Renewed Agreement.

The foregoing description of the Renewed Agreement does not purport to be complete and is qualified in its entirety by reference to the Renewed Agreement and the Security Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Revolving Line of Credit and Term Loan Agreement, dated as of June 2, 2013, between the Company and Western National Bank.

10.2	—	Security Agreement, dated as of June 2, 2013, between the Company and Western National Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: June 26, 2013	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Revolving Line of Credit and Term Loan Agreement, dated as of June 2, 2013, between the Company and Western National Bank.

10.2	—	Security Agreement, dated as of June 2, 2013, between the Company and Western National Bank.

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